                                                                EXHIBIT 10.3

                       Assignment and Assumption of Lease

         This Assignment and Assumption of Lease ("Assignment") is made this 21st day of August, 2001 by and between Respond.com, Inc., a Delaware corporation ("Assignor"), and Connetics Corporation, a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor is tenant under that certain Industrial Building Lease dated December 16, 1999, by and between West Bayshore Associates, a general partnership, Sigrid S. Banks, Frank Lee Crist, Jr., Allen W. Koering, and George
O. McKee (collectively, "Landlord"), and Assignor (as modified from time to time, the "Lease"), respecting certain premises (the "Premises") within the building located at 3290 West Bayshore Avenue, Palo Alto, California, a true copy of which, together with any and all addenda and amendments, is attached hereto as Exhibit A and made a part hereof;

         B. Assignor now desires to assign the Lease to Assignee and Assignee desires to assume Assignor's obligations under the Lease;

                                    AGREEMENT

         Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

         1. Effective Date of Assignment. Upon the mutual execution of this Assignment ("Effective Date"), Assignor shall give possession of the Premises to Assignee. Assignor and Assignee hereby acknowledge and agree that upon the Effective Date, Assignor shall be entitled to remain in a portion of the Premises pursuant to that certain Sublease dated as of the date hereof by and between Assignee, as sublandlord, and Assignor, as sublessee ("3290 Sublease") attached as Exhibit B hereto and a made a part hereof, upon the terms and conditions of the 3290 Sublease.

         2. Assignment of Lease. Assignor does hereby assign and transfer to Assignee all of Assignor's right, title, and interest in and to the Lease and the Premises. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, attorneys' fees, arising out of Assignor's breach of the Lease prior to the Effective Date.

         3. Assumption of Obligations. Assignee does hereby accept this assignment and, for the benefit of Assignor and Landlord,



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expressly assumes and agrees to keep, perform, and fulfill all the terms, covenants, conditions, and obligations, required to be kept, performed, and fulfilled by Assignor as tenant under the Lease, including the making of all payments due to or payable on behalf of Landlord under the Lease when due and payable. Assignee hereby agrees to indemnify Assignor and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, attorneys' fees, arising out of or relating to events occurring after the Effective Date and rising out of Assignee's obligations as tenant under the Lease or Assignee's breach of the Lease. If Assignee breaches its obligations under the Lease and Assignor (i) pays rent to Landlord, and/or (ii) fulfills any of Assignee's other obligations in order to prevent Assignee from being in default, Assignee immediately shall reimburse Assignor for the amount of rent or costs expended by Assignor together with interest on those sums at the highest rate allowed by law.

         4. Security Deposit. The parties acknowledge that Landlord currently holds a security deposit in the amount of $304,996.16 in cash and $914,988.49 in the form of a letter of credit (collectively, the "Security Deposit") pursuant to the terms of the Lease. Assignee hereby agrees to deliver to Landlord prior to the Effective Date a replacement letter of credit in such amount and form as agreed to by and between Assignee and Landlord, which shall replace the letter of credit currently held by Landlord under the Lease. Upon (i) approval and acceptance by Landlord of the replacement letter of credit, and (ii) return of the original letter of credit currently held by Landlord to Assignor, Assignor shall release all claims to the Security Deposit, which thereafter will be held by Landlord for the benefit of Assignee, subject to the provisions of the Lease. It is expressly agreed by the parties hereto that return of the letter of credit currently held by Landlord to Assignor as specified in this Section 4 shall be a condition precedent to the effectiveness of this Assignment and of Assignor's obligations hereunder.

         5. Access to Server Room. Pursuant to that certain Sublease dated as of the date hereof by and between Assignee, as sublessor, and Assignor, as sublessee ("3294 Sublease") attached as Exhibit C hereto and made a part hereof, Assignor will be subleasing a portion of the premises located at 3294 West Bayshore Avenue, Palo Alto ("3294 Premises"), which premises are located adjacent to the Premises, all upon the terms and conditions of the 3294 Sublease. A portion of the Premises is comprised of Assignor's IT data center as shown as cross-hatched on Exhibit D attached hereto and a made a part hereof ("Assignor's Server Room"). During the term of the 3294 Sublease, Assignee hereby grants to Assignor the sole right of occupancy and use of Assignor's Server Room, without obligation to pay rent or other compensation therefor. Access to Assignor's



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Server Room shall be from the 3294 Premises and via the electrical room identified on Exhibit D, and Assignor shall have the right to secure the doorways to Assignor's Server Room to prevent entry to the same from the Premises. Assignor and Assignee hereby agree that each shall indemnify, defend, protect and hold the other harmless from and against any and all claims or liability for any injury or damage to any person or property, including any reasonable attorneys' fees, occurring in, on or about Assignor's Server Room to the extent such injury or damages is caused by its, or its employees', agents' or contractors' negligence or willful misconduct.

         6. Right of First Offer. The parties hereby acknowledge and agree that it is the express intent of each party hereto that this Assignment also assign to Assignee the right of first offer granted to Assignor pursuant to Section 33 of the Lease, subject only to the consent of the Landlord to the same.

         7. Brokers. Each party to this Assignment warrants and represents to the other that such party has not retained any real estate broker, finder or other person whose services would form the basis for a claim for any commission or fee in connection with this Assignment or the transactions contemplated thereby. Each party agrees to save, defend, indemnify and hold the other party free and harmless from any breach of its warranty and representation as set forth in the preceding sentence, including the other party's attorney's fees.

         8. Contingency. Notwithstanding anything to the contrary herein, this Assignment is contingent upon the consent of the Landlord as evidenced by the execution by Landlord of the Consent set forth below.

         9. Amendment of Lease. Landlord and Assignee shall not amend the Lease without Assignor's written consent. Any amendment of the Lease in violation of this provision shall not be binding upon Assignor.

         10. Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original.

         12. Attorneys' Fees. If there is any legal or arbitration action or proceeding between the parties to enforce any provision of this Assignment or to protect or establish any right or remedy of any of the parties, the unsuccessful party to such action or proceeding will pay to the prevailing party all costs and expenses,



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including reasonable attorneys' fees incurred by such prevailing party in such action or proceeding and in any appearance in connection therewith, and if such prevailing party recovers a judgment in any action, proceeding or appeal, such costs, expenses and attorneys' fees will be determined by the court or arbitration panel handling the proceeding and will be included in and as a part of such judgment.

         13. Notices. Any notices or other communications required or permitted under this Assignment will be in writing and either served personally or sent by prepaid, first-class mail, return receipt requested, or by overnight courier, and addressed to the other party at the addresses set forth below. Either party may change its address by notifying the other party of the change in address.

         14. Use. Assignor and Assignee hereby agree that upon the Effective Date, subject to the consent of the Landlord, Section 9(a) of the Lease shall be amended to provide that Tenant shall additionally have the right to use the Premises for biotech research and development, including the use of wet laboratories.



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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

                                        ASSIGNOR:

                                        Respond.com, Inc.
                                        a Delaware corporation

                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Its:
                                            -----------------------------

                                        Address:

                                        ---------------------------------

                                        ---------------------------------

                                        ---------------------------------



                                        ASSIGNEE:

                                        Connetics Corporation,
                                        a Delaware corporation


                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Its:
                                            -----------------------------

                                        Address:

                                        ---------------------------------

                                        ---------------------------------

                                        ---------------------------------




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                                    EXHIBIT A

                                  MASTER LEASE

                                [TO BE ATTACHED]



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                                    EXHIBIT B

                                  3290 SUBLEASE

                                [TO BE ATTACHED]



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                                    EXHIBIT C

                                  3294 SUBLEASE

                                [TO BE ATTACHED]



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                                    EXHIBIT D

                             ASSIGNOR'S SERVER ROOM

                                [TO BE ATTACHED]



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                               Consent of Landlord

         The undersigned is the Landlord in the Lease described in the above Assignment and hereby consents to the foregoing assignment of all right, title and interest of Assignor under the Lease. Landlord hereby agrees as follows:

         (a) Landlord will concurrently send to Assignor any notice of default that Landlord sends to Assignee.
         (b) If Assignee is in default under the Lease, before Landlord can exercise any of the rights available to Landlord because of such default, Assignor shall have the right for (i) three (3) business days after the period expires for curing rent defaults, and (ii) five (5) business days after the period expires for curing nonrent defaults.
         (c) Landlord hereby expressly consents to the assignment of the right of first offer pursuant to Section 33 of the Lease to Assignee.
         (d) Landlord hereby expressly consents to the replacement of Assignor's irrevocable Letter of Credit which forms a part of the Security Deposit under the Lease by an irrevocable letter of credit from Assignee naming the Landlord as beneficiary on terms as agreed between the Landlord and Assignee.
         (e)  Landlord hereby acknowledges and agrees to the amendment to
              Section 9(a) of the Lease, pursuant to Section 14 of the Assignment.


                        [signatures appear on next page]



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Date:  August ___, 2001

                                        Landlord:

                                        West Bayshore Associates,
                                        a general partnership

                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Its:
                                            -----------------------------


                                        ---------------------------------
                                        Sigrid S. Banks

                                        ---------------------------------
                                        Frank Lee Crist, Jr.

                                        ---------------------------------
                                        Allen W. Koering

                                        ---------------------------------
                                        George O. McKee



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